BRANDES INVESTMENT TRUST

Small Cap Value Fund

Supplement dated January 25, 2021

to

Statutory Prospectus dated July 1, 2020

This supplement should be retained and read in conjunction with the Prospectus.

REPLACEMENT BAR CHART

The bar chart in the section entitled “Performance” on page 26 of the Statutory Prospectus is deleted in its entirety and replaced with the following:

Brandes Small Cap Value Fund

Year-by-Year Total Returns as of December 31,

For Class I Shares

Based on the Predecessor Fund’s and the Fund’s performance

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE